                                                             October 1, 2002

 FUND PROFILE
T. ROWE PRICE

GNMA Fund

 A bond fund seeking both high income and the highest credit quality. This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling 1-800- 638-5660, or by visiting our Web site at www.troweprice.com. TROWEPRICELOGO

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 What is the fund's objective?

   The fund seeks high current income consistent with maximum credit protection and moderate price fluctuation by investing exclusively in securities backed by the full faith and credit of the U.S. government and instruments linked to these securities.


 What is the fund's principal investment strategy?

   The fund will normally invest at least 80% of net assets in mortgage-backed securities issued by the Government National Mortgage Association (GNMA), an agency of the Department of Housing and Urban Development. These securities represent mortgage loans that are either guaranteed by the Federal Housing Administration or the Veterans Administration. Interest and principal payments from the underlying mortgages are passed through to investors.

   GNMA guarantees the timely payment of interest and principal on its securities, a guarantee backed by the U.S. Treasury. The GNMA guarantee does not apply to the price of GNMA securities or the fund's share price, both of which will fluctuate with market conditions.

   The fund can also buy bills, notes, and bonds issued by the U.S. Treasury, and other instruments, including: related futures contracts; other agency securities backed by the full faith and credit of the U.S. government; and shares of a T. Rowe Price Treasury money fund. GNMA securities also include collateralized mortgage obligations (CMOs) and "strips," which receive only the interest or principal portion of the underlying mortgage payments. We may also purchase new mortgage bonds in the forward market. The fund has no limitation on its overall maturity.

   In selecting securities, fund managers may weigh the characteristics of various types of mortgage securities and examine yield relationships in the context of their outlook for interest rates and the economy. For example, if rates seem likely to fall, mortgage securities expected to have below-average prepayment rates may be purchased and assets may also be allocated to Treasury notes or bonds, which could appreciate in that environment.

   The fund may sell holdings for a variety of reasons, such as to adjust the portfolio's average maturity or to shift assets into higher-yielding securities.

   Further information about the fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of these documents, call 1-800-638-5660.


 What are the main risks of investing in the fund?

  .Interest rate risk Investors should be concerned primarily with this risk.
   An increase in interest rates will likely cause the fund's share price to fall, resulting in

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   a loss of principal. That's because the bonds and notes in the fund's portfolio become less attractive to other investors when securities with higher yields become available. Even GNMAs and other securities whose principal and interest payments are guaranteed can decline in price if rates rise. Generally speaking, the longer a bond's maturity, the greater its potential for price declines if rates rise and for price gains if rates fall. If the fund purchases longer maturity bonds and interest rates rise unexpectedly, the fund's price could decline.

   Historically, GNMAs and other mortgage-backed securities have declined less in price than comparable Treasuries when rates were rising, and have gained less in price when rates were falling. This is because mortgage securities carry their own special risks related to changing interest rates: prepayment risk and extension risk.

  .Prepayment risk and extension risk A mortgage-backed bond, unlike most other bonds, can be hurt when interest rates fall, because homeowners tend to refinance and prepay principal. Receiving increasing prepayments in a falling interest rate environment causes the average maturity of the portfolio to shorten, reducing its potential for price gains. It also requires the fund to reinvest proceeds at lower interest rates, which reduces the portfolio's total return, reduces its yield, and may even cause certain bonds' prices to fall below what the fund paid for them, resulting in a capital loss. Any of these developments could cause a decrease in the fund's income, share price, or total return.

   Extension risk refers to a rise in interest rates that causes a fund's average maturity to lengthen unexpectedly due to a drop in mortgage prepayments. This would increase the fund's sensitivity to rising rates and its potential for price declines.

  .Derivatives risk Shareholders are also exposed to derivatives risk, the potential that our investments in these complex and volatile instruments could affect the fund's share price. In addition to CMOs and better-known instruments such as swaps and futures, other derivatives that may be used in limited fashion by the fund include interest-only (IO) and principal-only
   (PO) securities known as "strips." Some of these instruments can be highly volatile, and their value can fall dramatically in response to rapid or unexpected changes in the mortgage, interest rate, or economic environment.

   To the extent the fund invests in the forward market, it may increase its price sensitivity in relation to interest rate movements.

   Since GNMAs and the fund's other investments are backed by the full faith and credit of the U.S. government, credit risk, or the potential for losses in principal and income as a result of credit downgrades or defaults, should be negligible.

   As with any mutual fund, there can be no guarantee the fund will achieve its objective.

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  .The share price and income level of the fund will fluctuate with changing market conditions and interest rate levels. When you sell your shares, you may lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other gov ernment agency.


 How can I tell if the fund is appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for risk. The fund may be appropriate if you are looking for high current income consistent with the highest credit quality and can accept fluctuations in share price. Steadily reinvesting the fund's income is a conservative strategy for building capital over time. If you are investing primarily for safety and liquidity, you should consider a money market fund.

   The fund can be used in both regular and tax-deferred accounts, such as IRAs.

  .The fund should not represent your complete investment program or be used for short-term trading purposes.


 How has the fund performed in the past?

   The bar chart showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and how fund performance compares with that of a comparable market index. Fund past returns (before and after taxes) are not necessarily an indication of future performance.

   The fund can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted.

   In addition, the average annual total return table shows hypothetical after-tax returns to suggest how taxes paid by the shareholder may influence returns. Actual after-tax returns depend on each investor's situation and may differ from those shown. After-tax returns are not relevant if the shares are held in a tax-deferred account, such as a 401(k) or IRA. During periods of fund losses, the post-liquidation after-tax return may exceed the fund's other returns because the loss generates a tax benefit that is factored into the result.

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                           Calendar Year Total Returns
 "92"     "93"     "94"   "95"   "96"     "97"   "98"    "99"   "00"    "01"
 ----------------------------------------------------------------------------
6.46     6.15   -1.63   17.81   3.14   9.48   6.56   0.21  10.94  7.69
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                  Quarter ended    Total return

 Best quarter         3/31/95          5.54%
 Worst quarter        3/31/94         -2.40%


 Table 1  Average Annual Total Returns
                                            Periods ended 09/30/02
                                        1 year     5 years     10 years
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  GNMA Fund
  Returns before taxes                   7.48%      7.11%       6.75%
  Returns after taxes on
  distributions                          5.48       4.57        4.04
  Returns after taxes on
  distributions and sale of fund
  shares                                 4.53       4.40        4.01
  Salomon Smith Barney GNMA Index        7.45       7.54        7.28
  Lipper GNMA Funds Average              6.81       6.70        6.50
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 Returns are based on changes in principal value, reinvested dividends, and capital gain distributions, if any. Returns before taxes do not reflect effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax and capital gains rates. They do not reflect the impact of state and local taxes. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of fund shares assume the shares were sold at period-end, and, therefore, are also adjusted for any capital gains or losses incurred by the shareholder. Market indexes do not include expenses, which are deducted from fund returns, or taxes.


 What fees or expenses will I pay?

   The fund is 100% no load. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees.

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 Table 2  Fees and Expenses of the Fund*
                                                Annual fund operating expenses
                                         (expenses that are deducted from fund assets)
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  Management fee                                             0.47%
  Other expenses                                             0.22%
  Total annual fund operating expenses                       0.69%
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 * Redemption proceeds of less than $5,000 sent by wire are subject to a $5 fee paid to the fund. Accounts with less than a $2,000 balance (with certain exceptions) are subject to a $10 fee.


   Example. The following table gives you an idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in this fund with that of other mutual funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, you invest $10,000, earn a 5% annual return, and hold the investment for the following periods and then redeem:

      1 year      3 years      5 years       10 years
    ----------------------------------------------------
       $70         $221         $384           $859
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 Who manages the fund?

   The fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.

   Connice A. Bavely manages the fund day to day and has been chairman of its Investment Advisory Committee since 2000. Ms. Bavely joined T. Rowe Price in

   1998 as a senior portfolio manager. Prior to joining T. Rowe Price, Ms.
   Bavely

   was a partner and senior portfolio manager at Atlantic Asset Management Part ners, LLC for six years.

 To participants in employer-sponsored retirement plans: The following questions and answers about buying and selling shares and services do not apply to your plan. Please call your plan's toll-free number for additional information.


 How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.

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 How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee.


 When will I receive income and capital gain distributions?

   The fund distributes income monthly and net capital gains, if any, at year-end . For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses; . automated information and transaction services by telephone or computer; . electronic transfers between fund and bank accounts; . automatic investing and automatic exchange; and . brokerage services, including cash management features.
T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
www.troweprice.com
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 T. Rowe Price Investment Services, Inc., Distributor.